UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2014

Information Services Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33287	20-5261587
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

Two Stamford Plaza

281 Tresser Boulevard

Stamford, CT 06901

(Address of principal executive offices)

(203) 517-3100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e)           As discussed below, on April 29, 2014, Information Services Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved the Information Services Group, Inc. Amended and Restated 2007 Equity and Incentive Award Plan (the “Amended Incentive Plan”) in order to, among other things, reserve 5,150,000 new shares under such plan for future award grants (with each share delivered under such plan counting as one share against the share pool) and to authorize the grant of incentive awards denominated in cash, which may qualify as “performance-based compensation” under Internal Revenue Code Section 162(m).  At the Annual Meeting, the Company’s stockholders also approved an amendment to the Information Services Group, Inc. 2007 Employee Stock Purchase Plan (as amended and restated, the “Amended ESPP”) primarily to increase the number of shares of common stock available for issuance under such plan by 1,200,000 shares.

The material features of the Amended Incentive Plan and the Amended ESPP are summarized in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on March 21, 2014 in connection with the Annual Meeting, which summaries are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are each incorporated herein by reference.  Those summaries and the above descriptions of the Amended Incentive Plan and the Amended ESPP do not purport to be complete and are qualified in their entirety by reference to the Amended Incentive Plan and the Amended ESPP, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are each incorporated herein by reference.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 29, 2014,  the Company held its Annual Meeting. Of the 37,195,106 shares outstanding and entitled to vote, 29,229,749 shares were represented at the meeting in person or by proxy, or an approximately 79% quorum.  The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1: Election of Directors. The stockholders elected Neil G. Budnick and Gerald S. Hobbs as directors to hold office until the 2017 Annual Meeting of Stockholders and until their successors have been elected and have qualified to hold such office. The results of the election for each director are as follows:

Directors	Votes Cast For	Votes Withheld	Broker Non-Votes
Neil G. Budnick	20,139,822	71,384	9,018,543
Gerald S. Hobbs	20,138,922	72,284	9,018,543

Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for 2014. The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2014. The voting results are as follows:

For	Against	Abstain
29,225,255	1,699	2,795

Proposal 3: Non-Binding Advisory Vote on Executive Compensation. The stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as described in the proxy statement. The voting results are as follows:

For	Against	Abstain	Broker Non-Votes
19,798,592	371,364	41,250	9,018,543

Proposal 4: Amended and Restated 2007 Equity and Incentive Award Plan.  The stockholders approved the Company’s Amended and Restated 2007 Equity and Incentive Award Plan.  The voting results are as follows:

For	Against	Abstain	Broker Non-Votes
18,139,503	2,051,975	19,728	9,018,543

Proposal 5: Amendment to Employee Stock Purchase Plan.  The stockholders approved the amendment to the Company’s 2007 Employee Stock Purchase Plan primarily to increase the number of shares of common stock available for issuance under that plan by 1,200,000 shares.  The voting results are as follows:

For	Against	Abstain	Broker Non-Votes
19,708,545	403,283	99,378	9,018,543

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibit.

10.1

Information Services Group, Inc. Amended and Restated 2007 Equity and Incentive Award Plan (incorporated herein by reference to Annex A of the Company’s definitive Proxy Statement filed on March 21, 2014)

10.2

Information Services Group, Inc. Amended and Restated 2007 Employee Stock Purchase Plan (incorporated herein by reference to Annex B of the Company’s definitive Proxy Statement filed on March 21, 2014)

99.1

Section entitled “Proposal 4: Amended and Restated 2007 Equity and Incentive Award Plan” in the Company’s Proxy Statement (incorporated herein by reference to the Company’s definitive Proxy Statement filed on March 21, 2014)

99.2

Section entitled “Proposal 5: Amendment to Employee Stock Purchase Plan” in the Company’s Proxy Statement (incorporated herein by reference to the Company’s definitive Proxy Statement filed on March 21, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2014	INFORMATION SERVICES GROUP, INC.

	By:	/s/ Michael P. Connors
Michael P. Connors
Chairman and Chief Executive Officer